EXHIBIT 10.12(g)

SEVENTH AMENDMENT TO THE
STERLING CHEMICALS, INC.
SIXTH AMENDED AND RESTATED
SAVINGS AND INVESTMENT PLAN

W I T N E S S E T H:

     WHEREAS, Sterling Chemicals, Inc. (the “Employer”) presently maintains the Sterling Chemicals, Inc. Sixth Amended and Restated Savings and Investment Plan (the “Plan”); and

     WHEREAS, the Employer, pursuant to Section 16.01 of the Plan, has the right to amend the Plan from time to time subject to certain limitations.

     NOW, THEREFORE, the Plan is hereby amended in the following manner:

     1. Effective as of January 1, 2005, Section 4.02(b) of the Plan is hereby amended in its entirety to read as follows:

     (b) Except as otherwise provided in Article V or Article VI, for each pay period, the Employers will make Employer Matching Contributions under this Plan in an amount equal to:

(i)	for Participants who (A) are part of a collective bargaining unit and who were hired prior to June 1, 2004 or (B) are rehired by an Employer on or after June 1, 2004 and who must participate or accrue a benefit in the Sterling Chemicals, Inc. Amended and Restated Hourly Paid Employees’ Pension Plan or the Sterling Chemicals, Inc. Amended and Restated Salaried Employees’ Pension Plan after they are rehired on or after June 1, 2004 due to the requirements of the break-in-service rules under Section 410(a)(5) of the Code or Section 202(b) of ERISA with respect to service performed on or after June 1, 2004, 50% of the Pre-Tax Matched Contributions and After-Tax Matched Contributions made for such pay period minus the aggregate amounts of any outstanding Forfeitures; and

(ii)	for all other Participants, 100% of the Pre-Tax Matched Contributions and After-Tax Matched Contributions made for such pay period minus the aggregate amounts of any outstanding Forfeitures.

Employer Matching Contributions for any pay period shall be paid to the Trustee at the same time and in the same manner as Pre-Tax Matched Contributions and After-Tax Matched Contributions are paid to the Trustee.

     2. Effective as of January 1, 2005, Section 5.02 of the Plan is hereby amended in its entirety to read as follows:

     Section 5.02. Pre-Tax Contributions. Each Participant shall specify the amount by which his or her Eligible Earnings shall be reduced by his or her Employer and contributed to this Plan on his or her behalf; provided, however, that such Participant may not direct that more than 20% of his or her Eligible Earnings be contributed to this Plan as Pre-Tax Contributions or After-Tax Contributions, on a combined basis. For purposes of this Plan, the term “Pre-Tax Matched Contributions” means:

(i)	for Participants who (A) are part of a collective bargaining unit and who were hired prior to June 1, 2004 or (B) are rehired by an Employer on or after June 1, 2004 and who must participate or accrue a benefit in the Sterling Chemicals, Inc. Amended and Restated Hourly Paid Employees’ Pension Plan or the Sterling Chemicals, Inc. Amended and Restated Salaried Employees’ Pension Plan after they are rehired on or after June 1, 2004 due to the requirements of the break-in-service rules under Section 410(a)(5) of the Code or Section 202(b) of ERISA with respect to service performed on or after June 1, 2004, 7% of the Participant’s contributions based upon his or her Eligible Matched Earnings; and

(ii)	for all other Participants, 6% of the Participant’s contributions based upon his or her Eligible Matched Earnings.

Pre-Tax Matched Contributions shall be contributed by the Employer on behalf of a Participant to such Participant’s Pre-Tax Matched Contributions Account. All remaining Pre-Tax Contributions made by the Employer on behalf of such Participant shall be considered “Pre-Tax Supplemental Contributions” and shall be contributed by the Employer on behalf of such Participant to such Participant’s Pre-Tax Supplemental Contributions Account.

     3. Effective as of January 1, 2005, Section 6.02 of the Plan is hereby amended in its entirety to read as follows:

     Section 6.02. After Tax Contributions. Each Participant shall specify the percentage of his or her Eligible Earnings to be contributed to this Plan; provided, however, that such Participant may not direct that more than 20% of his or her Eligible Earnings be contributed as After-Tax Contributions or Pre-Tax

Contributions, on a combined basis. For purposes of this Plan, the term “After-Tax Matched Contributions” means:

(i)	for Participants who (A) are part of a collective bargaining unit and who were hired prior to June 1, 2004 or (B) are rehired by an Employer on or after June 1, 2004 and who must participate or accrue a benefit in the Sterling Chemicals, Inc. Amended and Restated Hourly Paid Employees’ Pension Plan or the Sterling Chemicals, Inc. Amended and Restated Salaried Employees’ Pension Plan after they are rehired on or after June 1, 2004 due to the requirements of the break-in-service rules under Section 410(a)(5) of the Code or Section 202(b) of ERISA with respect to service performed on or after June 1, 2004, 7% of the Participant’s After-Tax Contributions based upon his or her Eligible Matched Earnings; provided, however, that if the sum of a Participant’s After-Tax Matched Contributions plus such Participant’s Pre-Tax Matched Contributions exceeds 7% of such Participant’s Eligible Matched Earnings, such Participant’s After-Tax Matched Contributions shall be reduced until such sum equals 7% of such Participant’s Eligible Matched Earnings; and

(ii)	for all other Participants, 6% of the Participant’s contributions based upon his or her Eligible Matched Earnings; provided, however, that if the sum of a Participant’s After-Tax Matched Contributions plus such Participant’s Pre-Tax Matched Contributions exceeds 6% of such Participant’s Eligible Matched Earnings, such Participant’s After-Tax Matched Contributions shall be reduced until such sum equals 6% of such Participant’s Eligible Matched Earnings.

     After-Tax Matched Contributions shall be contributed by the Employer on behalf of a Participant to such Participant’s After-Tax Matched Contributions Account. All remaining After-Tax Contributions made by the Employer on behalf of such Participant shall be considered “After-Tax Supplemental Contributions” and shall be contributed by the Employer on behalf of such Participant to such Participant’s After-Tax Supplemental Contributions Account.

     IN WITNESS WHEREOF, the Employer has executed this Seventh Amendment to the Sterling Chemicals, Inc. Sixth Amended and Restated Savings and Investment Plan on the ___day of ___, 2005.

STERLING CHEMICALS, INC.

By

Name:

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